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                                                                    Exhibit 3.17
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                                          FORM LP 201
                                        (Rev. Jan. 1999)

                                         Filing Fee $75

                                      SUBMIT IN DUPLICATE!

                          File#

                                        Assigned by
                                     Secretary of State

                          Return to:  Department of
                          Business Services
                          Limited Partnership Division
                          Room 357, Howlett Building
                          Springfield, IL 62756
                          Telephone: (217) 785-8960
                          http://www.sos.state.il.us.
                                                                                               JESSE WHITE
                          All correspondence regarding                                     SECRETARY OF STATE
                          this filing will be sent to the                                   STATE OF ILLINOIS
                          registered agent of the limited
                          partnership unless a self-                               CERTIFICATE OF LIMITED PARTNERSHIP
                          addressed envelope with pre-                               (Illinois limited partnership)
                          paid postage is included.                                  (Please type or print clearly)
-------------------------

1.   Limited partnership's name: _________________________________________________________________________________________________

2.   The address, including county, of the office at which the records required by Section 104 are to be kept is: (P.O. Box alone and c/o are unacceptable) ___________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________.

3.   Federal Employer Identification Number (F.E.I.N.): __________________________________________________________________________.

4.   This certificate of limited partnership is effective on: (Check one)
     a) _______ the filing date, or b) another date later than but not more than 60 days subsequent to the filing date: ________________________________.

5.   The limited partnership's registered agent's name and registered agent's name and registered office address is:

     Registered agent:           _________________________________________________________________________________________________
                                        First name                 Middle name               Last name

     Registered Office:          _________________________________________________________________________________________________
     (P.O. Box alone and                Number                     Street                    Suite #
     c/o/ are unacceptable)      ________________________________________________________________________________________________.
                                        City                       County                    ZIP Code

6.   The limited partnership's purpose(s) is: ____________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

     ____________________________________________________________________________________________________________________________.

     IRS Business Code Number is: ________________________________________________________________________________________________

7.   Dissolution date is:       [ ]  Perpetual or ________________________________________________________________________________
                                                                             (month, day, year)
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FORM LP 201
(Rev. Jan. 1999)

8.   The total aggregate dollar amount of cash, property and services contributed by all partners is

     _____________________________________________________________________________________________________________________________


9.   A brief statement of the partners' membership termination and distribution rights:

     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

NAME(S) BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

All general partners are required to sign the certificate of limited partnership.

                  SIGNATURE AND NAME                                   BUSINESS ADDRESS

1.       Signature ___________________________________________         Number/Street _____________________________________________

Type or print name and title _________________________________         City/town _________________________________________________

______________________________________________________________         ___________________________________________________________

Name of General Partner if a corporation or
other entity _________________________________________________         State ____________________________ ZIP Code _______________

2.       Signature ___________________________________________         Number/Street _____________________________________________

Type or print name and title _________________________________         City/town _________________________________________________

______________________________________________________________         ___________________________________________________________

Name of General Partner if a corporation or
other entity _________________________________________________         State ____________________________ ZIP Code _______________

3.       Signature ___________________________________________         Number/Street _____________________________________________

Type or print name and title _________________________________         City/town _________________________________________________

______________________________________________________________         ___________________________________________________________


Name of General Partner if a corporation or
other entity _________________________________________________         State ____________________________ ZIP Code _______________

(Signatures must be BLACK INK on an original document.  Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:
Payment must be made by certified check, cashier's check.

Illinois attorney's check, Illinois C.P.A.'s check or money order, payable to "Secretary of State."

         DO NOT SEND CASH!
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